UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 12, 2011
Date of Report (Date of earliest event reported)

US Natural Gas Corp
(Exact name of registrant as specified in its charter)

Florida	333-154799	26-2317506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1717 Dr. Martin Luther King Jr. St. N, St. Petersburg, FL 33704
(Address of principal executive offices)

(727) 824-2800
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On July 12, 2011, US Natural Gas Corp (the “Company”) issued a press release stating that the upcoming Shareholder Meeting scheduled for July 15, 2011 would be rescheduled. The Company expects the meeting to be rescheduled on a date prior to the end of September. The Company cited the delay in the closing date of the previously announced asset sale as cause for the meeting to be rescheduled. Reference is made to the asset sale in the Company’s quarterly report filed on Form 10-Q with the Securities and Exchange Commission on May 23, 2011.

A copy of the press release is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release of US Natural Gas Corp dated July 12, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US NATURAL GAS CORP

Date: July 13, 2011	By:	/s/ Wayne Anderson
Wayne Anderson
President